
                                                              PNC MORTGAGE SECURITIES CORP.
                                                              MASTER SERVICING                                RUN DATE:  05/21/1994
PROCESSING MONTH:  04/1996                                    MORTGAGE PASS-THROUGH CERTIFICATES              RUN TIME:  22:24:07
                                                              05/1996 DISTRIBUTION REPORT
SERIES 1994-4 (1368)                                                                          WEIGHTED AVERAGE PC RATE:      6.9422
- -----------------------------------------------------------------------------------------------------------------------------------
ISSUE DATE:  08/29/1994
CERTIFICATE BALANCE AT ISSUE:               $71,005,304.01

                                                                                         CERTIFICATE
                                                                   TOTAL                 ACCOUNT                    CERTIFICATE
                                                                   NUMBER OF             ACTIVITY                   BALANCE
                                                                   MORTGAGES             (@ PC RATE)                OUTSTANDING
                                                                   --------------       ---------------------       ---------------
BALANCES FROM LAST FISCAL MONTH-END:                                         302                                    $61,613,484.97
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                                 $252,630.82
 Unscheduled Principal Collection/Reversals                                                       $16,761.82
 Liquidations-in-full                                                          1                 $199,765.48
 Principal Balance Sales Adjustments                                                                   $0.00
 Net Principal Distributed                                                                       $469,158.12          ($469,158.12)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                                         $0.00

BALANCE CURRENT FISCAL MONTH-END:                                            301                                    $61,144,326.85

SCHEDULED INTEREST AT MORTGAGE RATE:                                                             $370,990.04

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                                            $1.31
 Interest Sales Adjustments                                                                            $0.00
 Interest Accrual Adjustment                                                                           $0.00
 Interest Uncollected on Liquidation                                                                   $0.00
 Interest Uncollected on Non-Earning Assets                                                            $0.00
 Net Unscheduled Interest Distributed                                                                  $1.31

OTHER:
 Loan Conversion Fees                                                                                  $0.00
 Expense Reimbursements                                                                                $0.00
 Gain on Liquidations                                                                                  $0.00
 Hazard Insurance Premium Refunds                                                                      $0.00
 Net Other Distributions                                                                               $0.00

SCHEDULED SERVICING FEE EXPENSES:                                                                 $14,593.21

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                                         $0.05
 Servicing Fees Sales Adjustments                                                                      $0.00
 Servicing Fees Accrual Adjustments                                                                    $0.00
 Servicing Fees Uncollected on Liquidation                                                             $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                                         $0.00
 Net Unscheduled Service Fees Distributed                                                              $0.05

MISCELLANEOUS EXPENSES:                                                                                $0.00

NET FUNDS DISTRIBUTED:                                                                           $825,556.21

                                                              PNC MORTGAGE SECURITIES CORP.
                                                              MASTER SERVICING                                RUN DATE:  05/21/1994
PROCESSING MONTH:  03/1996                                    MORTGAGE PASS-THROUGH CERTIFICATES              RUN TIME:  22:24:07
                                                              04/1996 DISTRIBUTION REPORT
SERIES 1994-4 (1368)                                                                          WEIGHTED AVERAGE PC RATE:      6.9422
- -----------------------------------------------------------------------------------------------------------------------------------

     BEGINNING                                                                                           ENDING
 PRINCIPAL BALANCE                                                                                 PRINCIPAL BALANCE
- --------------------                                                                              --------------------
     $61,613,484.97                                                                                    $61,144,326.85


     PRINCIPAL                    SCHEDULED                     INTEREST        NET INTEREST             TOTAL
   DISTRIBUTION                  INTEREST DUE                  ADJUSTMENT       DISTRIBUTION          DISTRIBUTION
- --------------------            --------------                ------------     --------------     --------------------
        $469,158.12               $356,396.83                       $1.26        $356,398.09              $825,556.21



                                              PNC MORTGAGE SECURITIES CORP.
                                              MASTER SERVICING DIVISION                                       RUN DATE:  05/21/1994
PROCESSING MONTH:  04/1996                    MORTGAGE PASS-THROUGH CERTIFICATES                              RUN TIME:  22:24:07
                                              04/1996 DISTRIBUTION REPORT
SERIES 1994-4 (1368)                                                                            WEIGHTED AVERAGE PC RATE:    6.9422
- -----------------------------------------------------------------------------------------------------------------------------------
                                                 MEMO ITEMS
                                                 ----------

MEMO INCOME/EXPENSES TO SERVICERS:                            ISSUER P & I ADVANCES:
- ----------------------------------                            ----------------------
Late Charges                            $0.00                 Beginning Advance Balance                       $0.00
Prepayment Fees                         $0.00                 New Advances                                    $0.00
Miscellaneous Fees                      $0.00                 Advances Recovered                              $0.00
                                                              Ending Advance Balances                         $0.00


INSURANCE RESERVES

INSURANCE TYPE               ORIGINAL BALANCE          CLAIMS IN PROGRESS     CLAIMS PAID        ADJUSTMENTS     COVERAGE REMAINING
- --------------               ----------------          ------------------     --------------     --------------  ------------------
MPI                                     $0.00                       $0.00              $0.00              $0.00               $0.00

SPECIAL HAZARD                    $500,000.00                       $0.00              $0.00              $0.00         $500,000.00

BANKRUPTCY BOND
SINGLE-UNITS                      $100,000.00                       $0.00              $0.00              $0.00         $100,000.00
MULTI-UNITS                             $0.00                       $0.00              $0.00              $0.00               $0.00

MORTGAGE REPURCHASE               $710,054.00                       $0.00              $0.00             $37,518.59     $672,535.41

DELINQUENT INSTALLMENTS

               ONE                                         TWO                                                 THREE
       -------------------------                   -----------------------                          -------------------------------
       COUNT        PRIN BALANCE                   COUNT      PRIN BALANCE                          COUNT              PRIN BALANCE
       -----        ------------                   -----      ------------                          -----              ------------
         2          $232,847.97                      0              $0.00                             0                    $0.00


                                IN FORECLOSURE                                 ACQUIRED
                                    COUNT          PRIN BALANCE                  COUNT               PRIN BALANCE
                                ---------------    ------------                --------              ------------
                                      0                 $0.00                        0                   $0.00


The Class B-1, Class B-2 and Class B-3 Certificates (the "Senior Subordinated Certificates"), together with the Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates" and, with the Senior Subordinated Certificates, the "Class B Certificates") provide credit support, special hazard, bankruptcy and fraud coverage to the Class A-1, Class A-2, Class A-3,Class X and Class P Certificates (the "Senior Certificates") to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior Certificates and the Senior Subordinated Certificates were offered. The Junior Subordinate Certificates provide credit support, special hazard, bankruptcy and fraud coverage to the Senior Subordinate Certificates to the extent described in the Prospectus Supplement.

The Class Principal Balances of the Class B Certificates immediately after the principle and interest distribution on May 28, 1996 are as follows:


     CLASS                 CLASS PRINCIPAL BALANCE
      B-4                         $164,268.55
      B-5                          $98,561.32
      B-6                         $197,123.33                       $459,953.20
                                                       Subtotal of B-4, 5 and 6
      B-1                       $1,149,881.78
      B-2                         $492,806.59
      B-3                         $361,391.20                     $2,004,079.57
                                                       Subtotal of B-1, 2 and 3


The amount of special hazard, bankruptcy, and fraud coverage is $500,000, $100,000, and $672,535.41, respectively.


SERIES 1994-4                               DELINQUENT * MORTGAGE LOANS (AS OF APRIL 30, 1996):


                       I                 II            III                IV                 V                VI            VII
                  TOTAL LOANS          TOTAL                       LOANS DELINQUENT
                      IN               DELINQ.     -------------------------------------------------       LOANS IN        LOANS
                 MORTGAGE POOL         LOANS          1 MONTH           2 MONTH           3 MONTH        FORECLOSURE      ACQUIRED
- ------------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT    $61,144,326.85**  $232,847.97***  $232,847.97***        $0.00***           $0.00***        $0.00***        $0.00***

NUMBER                      301              2               2               0                  0               0               0

% OF POOL
(DOLLARS)               100.00%          0.38%           0.38%           0.00%              0.00%           0.00%           0.00%

% OF POOL
(NO. OF LOANS)          100.00%          0.66%           0.66%           0.00%              0.00%           0.00%           0.00%


* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 1, 1996 scheduled payments and April 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1996.

Trading Factor, calculated as of May 25, 1996: .86112337. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 1, and unscheduled prepayments in months prior to April, can be calculated.